LVIP Delaware Social Awareness Fund Supplement Dated October 8, 2015 to the Prospectus and the Statement of Additional Information

This Supplement updates certain information in the Prospectus and Statement of Additional Information for the LVIP Delaware Social Awareness Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Prospectus and Statement of Additional Information for the Fund:

Effective September 25, 2015, all references to McAfee S. Burke in the Prospectus and Statement of Additional Information are removed.